UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                    ---------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to section 13 OR 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 12, 2006

                            BUCKEYE TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)


          DELAWARE                      33-60032                62-1518973
       (State or other                (Commission              (IRS Employer
       jurisdiction of incorporation) File Number)       Identification Number)


       1001 Tillman Street, Memphis, Tennessee                           38112
      (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (901) 320-8100

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

         [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

         [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

         [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8.  OTHER EVENTS

Item 8.01.  Other Events

On January 12, 2006, Buckeye Technologies Inc. issued press releases announcing organizational changes. Copies of the press releases are attached as exhibit 99.1.

SECTION 9.  FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.  The following exhibit is being furnished as part of this Report.

Exhibit
Number                                                  Description
------    ---------------------------------------------------------------------

99.1      Press Releases of Buckeye Technologies Inc. dated January 12, 2006.

                                                              Exhibit 99.1
News from
[OBJECT OMITTED]

FOR IMMEDIATE RELEASE
                            Contacts: Kris Matula, Executive Vice President
                                      and Chief Financial Officer
                                      901-320-8588
                                      Chad Foreman
                                      Investor Relations Manager
                                      901-320-8828
                                      Website:  www.bkitech.com

BUCKEYE ANNOUNCES ESTABLISHMENT OF NEW ORGANIZATION

MEMPHIS, TN January 12, 2006 - Buckeye Technologies Inc (NYSE: BKI) today announced the establishment of an organization effective February 1, 2006 whose mission is to bring new products to the market on an accelerated schedule. The new organization will be led by Mr. Jeffery T. Cook who will be appointed Senior Vice President, Marketing.

In addition to Mr. Cook, Ms. Susan L. H. Crenshaw, who will be appointed Vice President, Market Development, and Mr. Henry E. Hall, who will be appointed Vice President, Commercial Development, will play key roles in the new organization.

Buckeye Chairman, David B. Ferraro, commented, "We are excited about this new organization and have high expectations that it will improve our marketing capability and increase the speed at which we commercialize new products, including Ultra Fiber(TM) 500, our patented concrete reinforcing fiber. The individuals leading the effort are proven top performers."

Mr. Cook is a graduate of Vanderbilt University with a degree in Chemical Engineering. He joined Buckeye's predecessor company in 1983, was elected Vice President in 1999, and most recently served as Senior Vice President, Product and Market Development.

Ms. Crenshaw is a graduate of the University of Tennessee with a degree in Chemical Engineering. She joined Buckeye's predecessor company in 1978, was elected Vice President in 1999, and most recently served as Vice President, Nonwovens and Absorbent Fibers Product Development.

Mr. Hall is being elected Vice President. He is a graduate of Auburn University with a degree in Business Administration and earned a MBA at Wake Forest University. He joined Buckeye in 1999 with the Walkisoft acquisition and has held positions of increasing responsibilities in manufacturing and sales.

Other Buckeye Senior Management changes are being separately announced.

Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.

News from
[OBJECT OMITTED]

FOR IMMEDIATE RELEASE
                             Contacts:  Kris Matula, Executive Vice President
                                        and Chief Financial Officer
                                        901-320-8588
                                        Chad Foreman
                                        Investor Relations Manager
                                        901-320-8828
                                        Website:  www.bkitech.com

BUCKEYE ANNOUNCES REORGANIZATION AND OFFICER CHANGES

MEMPHIS, TN January 12, 2006 - Buckeye Technologies Inc (NYSE: BKI) today announced changes in the responsibilities of several Senior Officers effective February 1, 2006.

Mr. Paul N. Horne, currently Senior Vice President, Cotton Cellulose, will be appointed Senior Vice President, Product and Market Development, succeeding Mr. Jeffery T. Cook whose new responsibilities are being separately announced.

Mr. Douglas L. Dowdell, Senior Vice President, Nonwovens, will be appointed to the newly created role of Senior Vice President, Specialty Fibers. Mr. Dowdell will lead the commercial operations for both Buckeye's cotton and wood specialty fibers, assuming the responsibilities previously held by Mr. Horne and Mr. Christian Chavassieu, Senior Vice President, Wood Cellulose. Mr. Chavassieu has announced his decision to resign from the Company at the end of February to pursue other business interests.

Mr. Marko M. Rajamaa, Vice President, Nonwovens Sales-Europe and Middle East, will be appointed Vice President, Nonwovens, succeeding Mr. Dowdell.

Buckeye Chairman, David B. Ferraro, commented, "These management changes will further streamline our operations and place strong leaders in key business areas. Messrs. Horne, Dowdell, and Rajamaa are experienced executives who can be counted on to deliver exceptional results."

Mr. Horne is a graduate of Vanderbilt University with a degree in Chemistry and Molecular Biology. He earned a Masters of Chemical Engineering degree at the University of Tennessee. He joined Buckeye's predecessor company in 1982, was elected Vice President in 1995, and most recently served as Senior Vice President, Cotton Cellulose.

Mr. Dowdell is a graduate of Auburn University with a degree in Forestry Management. He joined Buckeye's predecessor company in 1988, was elected Vice President in 2000, and most recently served as Senior Vice President, Nonwovens.

Mr. Rajamaa is a graduate of the University of Helsinki, Finland with a Masters of Science degree in Forest Products Marketing. He joined Buckeye in 1999 with the Walkisoft acquisition, was elected Vice President in 2002, and most recently served as Vice President, Nonwovens Sales-Europe and Middle East.

Buckeye, a leading manufacturer and marketer of specialty fibers and nonwoven materials, is headquartered in Memphis, Tennessee, USA. The Company currently operates facilities in the United States, Germany, Canada, and Brazil. Its products are sold worldwide to makers of consumer and industrial goods.

Certain matters discussed in this press release may constitute forward-looking statements within the meaning of the federal securities laws that involve risks and uncertainties, including but not limited to economic, competitive, governmental, and technological factors affecting the Company's operations, financing, markets, products, services and prices, and other factors. For further information on factors which could impact the Company and the statements contained herein, please refer to public filings with the Securities and Exchange Commission.

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized,

                           BUCKEYE TECHNOLOGIES INC.


                            /S/ KRISTOPHER J. MATULA
                           --------------------------------------
                           Kristopher J. Matula
                           Executive Vice President and Chief Financial Officer January 12, 2006